UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2013

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Estimated Unaudited Assets Under Management

The Company is disclosing to investors in the private investment funds that it manages that, as of March 1, 2013, the estimated unaudited amount of assets under management was approximately $8.6 billion, which reflects a net increase of approximately $0.5 billion since January 1, 2013. The Company’s estimate of assets under management is inclusive of performance through February 28, 2013 and capital flows as of March 1, 2013.

		Net Flows /
Platform	January 1, 2013	Performance	March 1, 2013
	(dollars in millions)
Hedge Funds (a) (b)	2,349	116	2,465
Alternative Solutions (c)	2,465	449	2,914
Ramius Trading Strategies (d)	146	0	146
Real Estate (a)	1,533	(0)	1,533
Healthcare Royalty Partners (e) (f)	1,473	—	1,473
Other	105	(12)	93
Total	8,071	553	8,624

(a)         The Company owns between 30% and 55% of the general partners or managing members of the real estate business, the activist business and the long/short credit business (as of January 1, 2013) (the single strategy hedge funds). We do not possess unilateral control over any of these general partners or managing members.

(b)         These amounts include the Company’s invested capital of approximately $114.7 million and $118.2 million as of March 1, 2013, January 1, 2013, respectively.

(c)          These amounts include the Company’s invested capital of approximately $1.87 million and $2.47 million as of March 1, 2013, January 1, 2013, respectively.

(d)         These amounts include the RTS Global 3X Funds and Ramius Trading Strategies Managed Futures Fund and the Company’s invested capital of approximately $12.9 million and $19.4 million (which includes the notional amount of the Company’s investment in RTS Global 3X Fund LP) as of March 1, 2013 and January 1, 2013, respectively.

(e)          These amounts include the Company’s invested capital of approximately $16.3 million and $16.0 million as of March 1, 2013, January 1, 2013, respectively.

(f)           This amount reflects committed capital.

(g)          Net performance is net of all management and incentive fees and includes the effect of any foreign exchange translation adjustments and leverage in certain funds.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, pursuant to Item 7.01 of Form 8-K and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: April 2, 2013	By:	/s/ Owen S. Littman
		Name:	Owen S. Littman
		Title:	General Counsel

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